Other operating expenses, net	12 Months Ended
Dec. 31, 2022
Other Operating Expenses, Net [Abstract]
Other operating expenses, net
23	Other operating expenses, net

Other operating revenue and expenses correspond to the effects of significant or unusual events during the fiscal year not classified into the definition of other items of the statement of operations.

	For the year ended December 31,
	2022	2021	2020
Result with property, plant and equipment	(34)	12	(42)
(Provision) reversal for legal proceedings	(19)	9	(18)
Restructuring expenses and others (i)	(33)	(74)	(71)
Covid-19 spending on prevention	-	-	(134)
Indemnity assets	14	-	168
Total	(72)	(53)	(97)

(i)	Refers primarily to expenses with the spin-off and acquisition of Extra Hiper stores with payments of legal fees, property appraisal and due diligence.